UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2014

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32185	36-3953261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Inland Real Estate Corporation (the “Company”) intends to distribute copies of certain materials (the “Materials”) to analysts, institutional investors, and other persons in connection with presentations to be made, or meetings to be held, by the Company at the ICSC RECon in Las Vegas, Nevada, May 19-20, 2014, and at the National Association of Real Estate Investment Trust’s (NAREIT’s) REITWeek Investor Forum in New York, New York, June 3-5, 2014. A copy of these Materials is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

In addition, senior management of the Company is scheduled to give a presentation at NAREIT’s REITWeek Investor Forum on Tuesday, June 3, 2014, at 11:00 a.m. ET, which will be available to the public via audio webcast and can be accessed via a link that has been posted to the Investor Relations section of the Company’s website, www.inlandrealestate.com. An online playback of the webcast will be archived for at least ten days under “News & Market Info” in the Investor Relations section of the Company’s website. A copy of the press release announcing the Company’s participation in REITWeek’s Investor Forum is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated in its entirety in this Item 7.01 disclosure by reference.

The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibit 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A
(b)	Pro Forma Financial Information: N/A
(c)	Shell Company Transactions: N/A
(d)	Exhibits:
	Exhibit No.	Description
	99.1	Presentation Materials of Inland Real Estate Corporation, dated May/June 2014.
	99.2	News release of Inland Real Estate Corporation, dated May 16, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

Date: May 19, 2014	By:	/s/ Mark E. Zalatoris
	Name:	Mark E. Zalatoris
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation Materials of Inland Real Estate Corporation, dated May/June, 2014.
99.2	News release of Inland Real Estate Corporation, dated May 16, 2014.